SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: June 25, 2007

(Date of earliest event reported)

INTUITIVE SURGICAL, INC.

(exact name of registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

950 Kifer Road

Sunnyvale, California 94086

(Address of Principal executive offices, including zip code)

(408) 523-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(e): Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Fiscal 2007 Base Salary Increase

On June 19, 2007, the Compensation Committee of Intuitive Surgical, Inc. (the “Company”) approved a base salary increase for certain Named Executive Officers (NEOs). This increase is effective on July 1, 2007. The amount of the base salary increase and the resulting annual base salary for each NEO are set forth in the table below.

Name	Title	Increase in Annual Base Salary	New Annual Base Salary
Lonnie M. Smith	President, Chief Executive Officer and Chairman of the Board of Directors	$40,000	$485,000
Marshall L. Mohr	Senior Vice President and Chief Financial Officer	$20,000	$320,000
Gary S. Guthart	Executive Vice President and Chief Operating Officer	$50,000	$410,000
Jerry J. McNamara	Senior Vice President, Worldwide Sales	$40,000	$320,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

Date: June 25, 2007	By	/s/ Marshall L. Mohr
	Name:	Marshall L. Mohr
	Title:	Senior Vice President and Chief Financial Officer